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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                          -------------------------

                                 Form 8-K/A

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                               August 12, 1998
                      ---------------------------------
                               Date of Report
                      (Date of earliest event reported)

                        ESTERLINE TECHNOLOGIES CORP.
             --------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)

          Delaware                    001-06357               13-2595091
----------------------------    ---------------------     -------------------
(State or Other Jurisdiction    (Commission File No.)        (IRS Employer
      of Incorporation)                                   Identification No.)

              10800 NE 8th Street, Bellevue, Washington  98004
        ------------------------------------------------------------
        (Address of principal executive offices, including Zip Code)

                               (425) 453-9400
            ----------------------------------------------------
            (Registrant's telephone number, including area code)
























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Item 2.  Acquisition or Disposition of Assets

As previously reported under Item 2 in Esterline Technologies Corporation's ("Esterline") current Report on Form 8-K dated as of August 12, 1998, Esterline entered into a Stock Purchase Agreement (the "Purchase Agreement"), dated as of August 10, 1998, by and among Esterline, Kirkhill Rubber Company, a California corporation ("Kirkhill") and the Kirkhill Rubber Company Employee Stock Ownership and Savings Plan (the "ESOP"), pursuant to which Esterline agreed to acquire all of the outstanding shares of Kirkhill for $83 million in cash, subject to certain customary closing adjustments. At the same time, Esterline completed the acquisition of the shares of Kirkhill held by the ESOP, which shares represented approximately two-thirds of the outstanding capital stock of Kirkhill. Esterline agreed to purchase the remaining shares from the minority individual shareholders and currently owns 100% of the outstanding capital stock of Kirkhill.

Included under Item 7 are the historical financial statements of Kirkhill, together with certain pro forma information regarding Esterline, as adjusted to give effect to the Kirkhill acquisition.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

      (a)  Financial Statements of Businesses Acquired.

Filed as Exhibit 99.3 and incorporated herein by reference are certain historical financial statements of Kirkhill for the period indicated. These financial statements have been audited by Romberger, Wilson & Beeson, Inc., independent auditors, as stated in their report included therein and incorporated herein by reference.

      (b)  Pro Forma Financial Information

Filed as Exhibit 99.4 and incorporated herein by reference is certain unaudited pro forma financial information regarding Esterline, as adjusted to give effect to the Kirkhill acquisition using the purchase method of accounting.

      (c)  Exhibits
           --------

            2.1 Stock Purchase Agreement, dated as of August 10, 1998, by and among Esterline Technologies Corporation, the Kirkhill Rubber Company and the Kirkhill Rubber Company Employee Stock Ownership and Savings Plan.*

           23.1     Consent of Romberger, Wilson & Beeson, Inc. Independent
                    Auditors.

           99.1 Press Release issued by the Registrant on August 10, 1998.*








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           99.2     Press Release issued by the Registrant on
                    August 13, 1998.*

           99.3 Financial statements as of December 31, 1997, for Kirkhill Rubber Company (with Independent Auditor's Report).

           99.4 Unaudited pro forma financial statements and related footnotes for Esterline Technologies Corporation.

                    --------------------
                    * previously filed.














































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                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Esterline Technologies Corporation
                                                  (Registrant)


Dated:  October 23, 1998          By  /s/ Robert W. Stevenson
                                      ---------------------------------------
                                                Robert W. Stevenson
                                             Executive Vice President,
                                       Chief Financial Officer and Secretary
                                           (Principal Financial Officer)

                                  By  /s/ Robert D. George
                                      ---------------------------------------
                                                 Robert D. George
                                             Treasurer and Controller
                                          (Principal Accounting Officer)




































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                                EXHIBIT INDEX

Exhibit Number                      Description
--------------                      -----------

      2.1 Stock Purchase Agreement, dated as of August 10, 1998, by and among Esterline Technologies Corporation, the Kirkhill Rubber Company and the Kirkhill Rubber Company Employee Stock Ownership and Savings Plan.*

     23.1          Consent of Romberger, Wilson & Beeson, Inc. Independent
                   Auditors.

     99.1 Press Release issued by the Registrant on August 10, 1998.*

     99.2 Press Release issued by the Registrant on August 13, 1998.*

     99.3 Financial statements as of December 31, 1997, for Kirkhill Rubber Company (with Independent Auditor's Report).

     99.4 Unaudited pro forma financial statements and related footnotes for Esterline Technologies Corporation.


                   --------------------
                   *  previously filed.





























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